                                                                    EXHIBIT 10.1

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                             (with Borrowing Base)
                                   AND NOTE

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (with Borrowing Base) and Note (this "Amendment") dated effective as of October 1, 1997 (the "Effective Date"), is by and between DTM CORPORATION ("Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower entered into a Credit Agreement (with
---------------------
Borrowing Base) dated as of August 6, 1997 (the "Credit Agreement"). The "Agreement", as used in the Credit Agreement shall a1so refer to the CredIt Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

In order to induce Bank to make Loans under the Credit Agreement and to waive compliance by Borrower with certain requirements of the Agreement through June 1, 1998. The B.F.Goodrich Company, a New York corporation, (the "Guarantor") has agreed to provide a continuing limited guaranty of payment in the form of Exhibit A hereto ("Guaranty") and Bank is willing to make Loans subject to the terms and conditions set forth in the Credit Agreement as amended by this Amendment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower agree as follows.

1. Section 1.2 of the Credit Agreement is amended by adding the following to the end of Section 1.2 of the Credit Agreement:

     Notwithstanding the foregoing, through June 1, 1998, the "Borrowing Base"
                                                               --------------
     will be the principal dollar amount to which the Guarantor's Guaranty is limited."

Each of Borrower and Guarantor understands that due to the amount of Guarantor's Guaranty the Borrowing Base cannot exceed $2,000,000.00 as of October 1, 1997
             --------------
and the maximum amount that may be borrowed subject to the terms of the Agreement is $2,000,000.00 through June 1, 1998, effectively reducing the Commitment to $2,000,000.00 for purposes of calculating the Commitment Fee under
Section 1.4 through June 1, 1998.

2.   Exhibit A.1 of the Credit Agreement is amended by replacing prior Exhibit
A.1 with the Exhibit B.1 attached to and incorporated into this Amendment and the Credit Agreement for all purposes. Exhibit A.2 of the Credit Agreement is amended by replacing prior Exhibit A.2 with the Exhibit B.2 attached to and incorporated into this Amendment and the Credit Agreement for all purposes.

3.   Section 2.1(b) of the Credit Agreement is amended to read as follows:

     "2.1(b) Bank as received the following, duly executed and in Proper Form:
     (1) copy of Borrower's investment's policy, (2) Borrowing Base Report within the time required by this Agreement, (3) A Request for Loan, substantially in the form of Exhibit 2.1 (b), not later than one (1)
                                  ---------------
     Business Day before the date which shall also be a Business Day of the proposed Loan signed by a representative of Borrower and Guarantor; provided however, Bank may accept and act upon verbal advance requests received from Borrower's and Guarantor's representative reasonably believed by Bank to be authorized to make such requests as of the Effective Date of this Amendment but, until the loan is approved in writing by Guarantor, the Loan is not subject to the payment guaranty of the Guaranty but is subject to this



                               Page 1 of 3 Pages
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     Agreement and the other Loan Documents. The authorized representatives to request Loans are listed on the attached Schedule A. Bank may rely on Schedule A until Bank receives from Borrower and Guarantor a written notice of a change in the authorized representatives to approve a Loan. A fax from the Guarantor showing a signature of an authorized representative on a Loan Request shall satisfy the requirement that the Loan be approved in writing to be subject to the payment guaranty of the Guaranty. Any request for Loan may be executed in counterparts; and (4) such other documents as Bank reasonably may require."

4. Exhibit B of the Credit Agreement is amended by replacing Exhibit B with the Exhibit 2.1(b) attached to this Amendment.

5. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below and execution and delivery by Guarantor of the Guaranty and the Certificate of Incumbency in Proper Form and payment of the Closing Fee of $5,000.00.

6. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement and the Note are amended by this Amendment.

7. This Amendment and the Guaranty shall be included within the definition of "Loan Documents" as used in this Agreement.

8. WAIVER AGREEMENT: Bank has agreed to waive compliance with the following requirements imposed upon Borrower as described and limited below for the time period from August 6, 1997 through June 1, 1998:

 .    The requirement in 2.1(b)(2) to submit a Borrowing Base Report with a
     Request for a Loan or to submit on a monthly or weekly basis as required by the Borrowing Base Report and Exhibit C and Section 4.3;

 .    The requirement in 2.1(e) that the asset audit by Bank be found acceptable to the Bank in its sole judgment;

 .    The representation in 3.2 regarding material adverse change and change in the condition, financial or otherwise, of the Borrower and its Consolidated Subsidiaries;

 .    The representation in Section 3.4 that neither Borrower nor any Subsidiary of Borrower is in default in the payment of any other material agreement to which it is party;

 .    The requirement to comply with the lockbox requirements and to provide notice to account debtors of the Lockbox contained in 4.9 & 4.10 and 5.9;

 .    The restriction on additional indebtedness and liens in section 5.1 & 5.2;

 .    Compliance with the financial covenants required by 5.3 as described in
     Exhibit CB.1, 2, & 3 (Tangible Net Worth; Quick Ration and EBITDA); and

 .    The Events of Default described in 6.1(b) (c) & (d) but only as they relate to Borrower as Obligor and, as to (c) and (d), only as to the covenants that have been waived for purposes of 6.1(d).

The waivers contained herein do not constitute a waiver of any other defaults not described in this Amendment that may currently exist or that may hereafter occur. Bank's delay in exercising any of its rights under the Credit Agreement does not constitute a waiver of any rights or interests of Bank except as specifically agreed to in writing by Bank. Bank has the right to refuse to make a Loan at any time that Borrower is not in compliance with the terms of the Agreement as amended by this Amendment. If Bank elects to make any Loans to Borrower while Borrower is out of compliance with


                              Page 2 of 3 Pages
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the Agreement or during the existence of an Event of Default, the making of the
Loan shall not constitute a waiver of any defaults then existing or thereafter arising under the Agreement, and will not constitute the agreement of Bank to make further Loans. This Section constitutes the only evidence of Bank's waiver of compliance with the above cited Sections of the Credit Agreement and then only for the period described in this Amendment.

9. Amendment to the Note - The Revolving Promissory Note dated August 6, 1997, in the original principal amount of $6,000,000.00 (which is hereby reduced to $2,000,000.00 by virtue of this Amendment) executed by Borrower and delivered to Bank is amended by replacing: "(i) the sum of the Prime Rate (as hereinafter defined) from time to time in effect plus three-quarters of one percent (3/4%), (the "Stated Rate") or," in the first paragraph, with "(i) the sum of the Prime Rate (as hereinafter defined) from time to time in effect minus one and one-half
                                                          -----
percent (1.5%), (the "Stated Rate") or, The "Note" as used in the Credit Agreement and the Note shall refer to the Note as amended by this Amendment.

10. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

11. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of October 1, 1997.


BORROWER: DTM CORPORATION

By:     /s/ John S. Murchison, III
    ------------------------------------------
Name:      John S. Murchison, III
           President & CEO
Address:   1611 Headway Circle
           Building 2
           Austin, Texas 78754


BANK: TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:    /s/ Donna Tanner-Day
    ------------------------------------------
Name:      Donna Tanner-Day,
           TCB-Austin, Vice President
Address:   P.O. Box 550
           Austin, Texas 78789


                               Page 3 of 3 Pages
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                                EXHIBIT 2.1(b)
                               REQUEST FOR LOAN
                            Letterhead of Borrower
                       May be executed in Counter Parts

Texas Commerce Bank National Association
700 Lavaca
P.O. Box 550
Austin, Texas 78789-0001


Re:     Request for Loan under Agreement

Attention: Donna Tanner-Day

     This letter confirms our oral or telephonic request of ________________, 19__, for a Loan in accordance with that certain Credit Agreement dated as of August 6, 1997, as amended effective as of October 1, 1997 (the "Agreement"), between you and us. Any term defined in the Agreement and used in this letter has the same meaning as in the Agreement.

     The proposed Loan is to be in the amount of $_________ and is to be made on _____________________, 19__, which is a Business Day at least ___ Business Days after the date of this letter. The proceeds of the proposed Loan should be (check one:) [_] deposited into account number ________________ with the Bank [_] _______________________________________________

     The undersigned hereby certifies that;

     (1) The representations and warranties made by Borrower or by any other Person in the Agreement and the other Loan Documents are true and correct in all material respects on and as of this date as though made on this date except for those described in the First Amendment dated October 1, 1997.

     (2) The proposed Loan complies with all applicable provisions of the Agreement.

     (3) [_] No event of Default has occurred and is continuing that has not been waived by the First Amendment to the Agreement dated October 1, 1997.

          [_] The following Event of Default exists. __________________________

          _____________________________________________________________________


                                             Sincerely,

                                             BORROWER: DTM CORPORATION

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

AND  The payment of the Loan requested above will be guaranteed pursuant to the
---
     Guaranty dated October 1, 1997 executed and delivered to Bank by the undersigned Guarantor.

                                             GUARANTOR: THE B.F.GOODRICH COMPANY

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------